UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K of Virpax Pharmaceuticals, Inc., originally filed with the Securities and Exchange Commission on April 3, 2025 (the “Original Form 8-K”), is being filed solely to include the resignation of Ms. Katharyn Field from her positions as a member of the Company’s Board of Directors and as Vice President, which was inadvertently omitted from the Original Form 8-K. No other material changes have been made to the Original Form 8-K.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2025, Virpax Pharmaceuticals, Inc. (the “Company”) received a letter from the Nasdaq Hearings Panel (the “Panel”) indicating that the Panel has determined to delist the Company’s securities from The Nasdaq Stock Market LLC (“Nasdaq”) as a result of the Company’s failure to regain compliance with the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”).

Trading in the Company’s common stock on Nasdaq will be suspended effective at the open of business on Friday, April 4, 2025. Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the Securities and Exchange Commission (the “SEC”) after all applicable appeal periods have lapsed. The Company does not intend to request a review of the Panel’s decision by the Nasdaq Listing and Hearing Review Council. As a result, the delisting is expected to become effective following the filing of the Form 25 with the SEC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2025, Esha Randhawa, Charn Deol, Judy Su, and Katharyn Field each resigned from their positions as members of the Board of Directors of the Company, effective immediately. On the same date, Ms. Field also resigned from her position as Vice President, and Usama Chaudhry resigned from his position as Chief Financial Officer of the Company, each effective immediately. To the Company’s knowledge, none of these resignations were the result of any disagreement with the Company on any matter relating to its operations, policies, or practices. The Company thanks each of them for their service and contributions and wishes them well in their future endeavors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: April 3, 2025	By:	/s/ Jatinder Dhaliwal
Jatinder Dhaliwal
Chief Executive Officer